Exhibit 99.1
Execution Version

SECOND AMENDMENT
TO SENIOR SECURED TERM LOAN AGREEMENT
SECOND AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT (this “Second Amendment”), dated as of October 31, 2025, is by and among Sable Offshore Corp., a Delaware corporation (the “Borrower”), Pacific Offshore Pipeline Company (“POPC”), Pacific Pipeline Company (“PPC” and, together with POPC, the “Guarantors” and each, a “Guarantor”), Exxon Mobil Corporation, a New Jersey corporation, as lender (the “Lender”), and Alter Domus Products Corp., as administrative agent for the benefit of the Secured Parties (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as hereinafter defined). Sections 1.02 and 1.03 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
W I T N E S S E T H:
WHEREAS, the Administrative Agent, the Lender, the Borrower and the Guarantors have entered into financing arrangements pursuant to which the Lender has agreed to extend certain credit facilities to the Borrower as set forth in the Senior Secured Term Loan Agreement, dated as of February 14, 2024, by and among the Administrative Agent, the Lender, the Borrower (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and have agreed to amend the Credit Agreement pursuant to the terms and conditions of this Second Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. In reliance on the representations and warranties set forth in Section 2 below, the Credit Agreement shall with effect on and from the Second Amendment Effective Date (as defined below) be amended as follows:
(a)The definition of “Interest Rate” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:
““Interest Rate” means fifteen percent (15.0%), compounded annually during the term of this Agreement in accordance with the terms hereof.”
(b)The definition of “Maturity Date” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:
““Maturity Date” means the earliest to occur of (a) March 31, 2027, (b) the date falling ninety (90) days after the first sale of Hydrocarbons by the Borrower or any of its Subsidiaries following the resumption of actual production from Wells on the Leases and
(c)the acceleration of the Loan in accordance with Section 7.01; provided that if any such day is not a Business Day, then the Maturity Date shall be the immediately preceding Business Day.”
(c) Section 7.01(d) of the Credit Agreement shall be amended and restated in its entirety as follows:

Exhibit 99.1
“(d) the Borrower fails to observe or perform any covenant, condition or agreement contained in Section 5.01(a), (b), and (e), Section 5.02(a), Section 5.03 (with respect to the existence of the Borrower), Section 5.04, Section 5.12, in Article VI or in Section 3 of that certain Second Amendment to Senior Secured Term Loan Agreement dated as of October 31, 2025 by and among the Borrower, the Lender, the Guarantors party thereto and the Administrative Agent;”

2.Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lender on the date hereof and on the Second Amendment Effective Date as follows:
(a)this Second Amendment and the transactions contemplated herein have been duly authorized, executed and delivered by all necessary corporate action on the part of the Borrower and each Guarantor and, if necessary, member or direct or indirect equity holder action, and the agreements and obligations of the Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of the Borrower and each Guarantor, as applicable, enforceable against the Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, other debtor relief laws, laws relating to or affecting generally the enforcement of creditors’ rights and applicable equitable principles, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
(b)the execution, delivery and performance of this Second Amendment and the transactions contemplated herein (x) are all within the Borrower’s and each Guarantor’s limited liability company or corporate powers (as applicable) and (y) will not (A) violate in any material respect, any applicable law or regulation or any order of any Governmental Authority, (B) violate the terms of the Organizational Documents of the Borrower or any Guarantor, or (C) violate any indenture, note, credit agreement or other agreement binding upon any Credit Party or its Properties or give rise to a right thereunder to require any payment to be made by any Credit Party or (D) result in the creation or imposition of any Lien on any Property of any Credit Party (other than the Liens created by the Financing Documents); and
(c)the Borrower has disclosed to the Administrative Agent and the Lender all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lender in connection with the transactions contemplated hereby and the negotiation of this Second Amendment or delivered hereunder or under any other Financing Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).

Exhibit 99.1
3.Covenants. On and from the Second Amendment Effective Date and until the Loan and all other Obligations shall have been paid in full, the Borrower covenants and agrees with the Lender that:

(a)Minimum Liquidity. Borrower shall ensure that, at all times, its unrestricted cash (measured at the end of each calendar month) is not less than Twenty Five Million Dollars ($25,000,000).
(b)Additional Reporting Requirements. The Borrower will promptly deliver to the Lender and the Administrative Agent the reports and other information set out in, and at the times stipulated in, Schedule A hereto.
(c)Condition Subsequent.
(i)The Borrower will promptly and in any event within thirty (30) days of the Second Amendment Effective Date deliver to the Lender a legal opinion addressing enforceability matters with respect to this Second Amendment in form and substance reasonably satisfactory to the Lender.
(ii)On or before the date that is thirty (30) days after the Second Amendment Effective Date, the Administrative Agent and Lender shall have received updated title search reports in respect of the Property that is, or is stated to be, the subject of the Mortgages, which shall confirm that no Liens encumber any of such Property other than Liens expressly permitted pursuant to Section 6.03(a) through (e) of the Credit Agreement (“Permitted Liens”).
(iii)On or before the date that is thirty (30) days after the Second Amendment Effective Date, the Administrative Agent and Lender shall have received copies of UCC, judgement lien, tax lien and litigation lien search reports, which reports will be dated a recent date reasonably acceptable to the Lender, listing all effective financing statements that name each Credit Party as debtor and that are filed in the jurisdictions in which UCC-1 financing statements were filed in respect of the Collateral, none of which shall cover the Collateral expect to the extent evidencing Permitted Liens.
(iv)On or before the date that is ten (10) days after the Second Amendment Effective Date, the Administrative Agent and Lender shall have received certificates of the appropriate state agencies, as requested by the Lender, with respect to the existence, qualification and good standing of each Credit Party in each jurisdiction where any such Credit Party is qualified to do business.
4.Second Amendment Effective Date. The amendments to the Credit Agreement set out in Section 1(a) and (b) shall become effective on the date on which each of the following conditions precedent is satisfied in a manner reasonably satisfactory to the Lender (the “Second Amendment Effective Date”):
(a)the Administrative Agent and the Lender shall have received:
(i)counterparts of this Second Amendment, duly authorized, executed and delivered by the Borrower, the Guarantors, the Lender and the Administrative Agent;
(ii)evidence that the Borrower has received cash proceeds from a cash capital contribution in respect of its common Equity Interests in an amount of no less than Two Hundred and Twenty Five Million Dollars $225,000,000 and net of

Exhibit 99.1
underwriting fees and other transaction costs and expenses (not taking into account any capital contributions made to the Borrower or any other Subsidiary thereof on or prior to October 28, 2025);
(iii)a certificate of a Responsible Officer of each Credit Party setting forth (A) resolutions of its board of directors or other appropriate governing body with respect to the authorization of such Credit Party, as applicable, to execute and deliver this Second Amendment and the transactions contemplated hereby; (B) the officers of such Credit Party who are authorized to sign this Amendment and the transactions contemplated hereby; (C) specimen or genuine signatures of such authorized officers; and (D) the articles or certificate of incorporation and by-laws or other applicable Organizational Documents of such Credit Party, as applicable, certified as being true and complete;
(iv)certificates of the appropriate state agencies, as requested by the Lender, with respect to the existence, qualification and good standing of each Credit Party in its jurisdiction of organization;
(v)a Solvency Certificate from the Borrower in form and substance reasonably satisfactory to the Lender;
(vi)legal opinions addressing (A) capacity and due authorization matters with respect to the Credit Parties and (B) non-disturbance of the security interests granted in the Collateral;
(b)there shall be no pending litigation seeking to enjoin or prevent the execution of this Second Amendment or the consummation of the transactions contemplated thereby;
(c)no Material Adverse Effect shall have occurred; and
(d)the Borrower shall have paid on or before the Second Amendment Effective Date, all outstanding fees, premiums, expenses and other charges then payable by it to the Administrative Agent and the Lender (including the reasonable fees, charges and disbursements of counsel for the Lender and the Administrative Agent); provided, that the Borrower receives an invoice for such fees, premiums, expenses and other charges on or before the date that is two (2) Business Days prior to the Second Amendment Effective Date, including (without limitation) pursuant to section 3 of that certain Letter Agreement Regarding Restart Production and SBC FDPs effective as of June 1, 2025 between the Borrower, the Lender, Mobil Pacific Pipeline Company, Pacific Offshore Pipeline Company and Pacific Pipeline Company (the “Restart Letter”).
5.Reaffirmation of Guarantees and Collateral.
(a)Each Credit Party hereby acknowledges that it (i) has reviewed the terms and provisions of this Second Amendment, (ii) consents to the amendments to the Credit Agreement effected pursuant to this Second Amendment and consents to the terms, conditions and other provisions of this Second Amendment, and (iii) consents to each of the transactions contemplated hereby. Each Credit Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Credit Agreement (as

Exhibit 99.1
amended by this Second Amendment) (including all such Obligations as amended and reaffirmed pursuant to this Second Amendment) under each of the Financing Documents to which it is a party.
(b)Without limiting the generality of the foregoing, each Credit Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grant of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Second Amendment shall constitute a new grant of security interest. Each Credit Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Credit Party as a consequence of this Second Amendment in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.
(c)Each Credit Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment or any of the transactions contemplated hereby.
6.Release. Each Credit Party hereby unconditionally, irrevocably and forever waives, releases and discharges, and covenants not to assert or prosecute, any and all claims, causes of action, demands, suits, liabilities, damages, costs and expenses of whatsoever nature and kind, whether known or unknown and whether arising at law or in equity, that are now existing or hereafter arising out of or in connection with the Credit Agreement and the other Financing Documents prior to the Second Amendment Effective Date, against the Administrative Agent or the Lender or any of their respective subsidiaries and affiliates or any of the Administrative Agent’s or the Lender’s or their respective subsidiaries’ or affiliates’ successors and assigns, officers, directors, employees, partners, members, agents, attorneys or other representatives.
7.Effect of this Second Amendment. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Administrative Agent under the Credit Agreement or any other Financing Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Financing Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Credit Agreement or any other Financing Document in similar or different circumstances after the date hereof. In particular, and without limiting the foregoing, nothing contained herein shall be construed as permitting any Credit Party to enter into any Capital Lease or other long-term Indebtedness for, or grant any Lien (other than a Permitted Lien) over, any offshore storage and treatment facilities and/or floating production, storage and offloading facilities in connection with the OS&T / FPSO Project that takes, or purports to take, priority over the first Lien rights granted under the Financing Documents.

Exhibit 99.1
8.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.
(a)Governing Law. This Second Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Second Amendment or any other Financing Document (except, as to any other Financing Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
(b)Jurisdiction. Sections 9.09(c) through (e) and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
9.Indemnification. Section 9.03(b) of the Credit Agreement is incorporated herein by reference mutatis mutandis.
10.Binding Effect. This Second Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
11.Entire Agreement. This Second Amendment, the Credit Agreement, and the other Financing Documents represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
12.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Second Amendment.
13.Counterparts. This Second Amendment, any documents executed in connection herewith and any notices delivered under this Second Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Second Amendment or on any notice delivered to the Administrative Agent under this Second Amendment. This Second Amendment and any notices delivered under this Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Second Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Second Amendment or notice.
14.Financing Document; Lender. This Second Amendment shall be considered to be a “Financing Document” for all purposes under the Credit Agreement and the other Financing Documents. In executing and delivering this Second Amendment, the Lender and the Administrative Agent shall be entitled to all of their rights, benefits, immunities and indemnities set forth in the Financing Documents.
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Exhibit 99.1
IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:

SABLE OFFSHORE CORP.

By:	/s/ James C. Flores
Name:	James C. Flores
Title:	Chairman and Chief Executive Officer

[Signature Page to Second Amendment to Senior Secured Term Loan Agreement]

Exhibit 99.1

GUARANTORS:

PACIFIC OFFSHORE PIPELINE COMPANY

By:	/s/ J. Caldwell Flores
Name:	J. Caldwell Flores
Title:	President

PACIFIC PIPELINE COMPANY

By:	/s/ J. Caldwell Flores
Name:	J. Caldwell Flores
Title:	President

[Signature Page to Second Amendment to Senior Secured Term Loan Agreement]

Exhibit 99.1

ADMINISTRATIVE AGENT:

ALTER DOMUS PRODUCTS CORP.

By:	/s/ Winnalynn N. Kantaris
Name:	Winnalynn N. Kantaris
Title:	Associate General Counsel

[Signature Page to Second Amendment to Senior Secured Term Loan Agreement]
Sable - Second Amendment to Term Loan Agreement (WC Comments 10.30.25).docx

Exhibit 99.1

LENDER:

EXXON MOBIL CORPORATION

By:	/s/ Mickey D. Johnson
Name:	Mickey D. Johnson
Title:	Agent and Attorney-in-Fact

[Signature Page to Second Amendment to Senior Secured Term Loan Agreement}

Exhibit 99.1
Schedule 1
to

Second Amendment to Credit Agreement

Additional Reporting Requirements

[Omitted]